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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 22, 1998


                                     0-27352
                            (Commission File Number)

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                                 HYBRIDON, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                            3072298
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  (State of Incorporation)                               (IRS Employer
                                                      Identification Number)

               620 Memorial Drive, Cambridge, Massachusetts 02139
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              (Address of registrant's principal executive office)

                                 (617) 528-7000
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                         (Registrant's telephone number)

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

ITEM 5. Other Events


         On January 22, 1998, Hybridon, Inc. (the "Company") issued a press release announcing that the Company has determined not to proceed with the offering described in its press release dated November 18, 1997 and filed with a Current Report on Form 8-K on that date. In lieu thereof, the Company has commenced a private offering, on a best efforts basis, to overseas investors in accordance with Regulation S under the Securities Act of 1933 of units ("Units"), each Unit consisting of $100,000 principal amount of Notes due 2007 and certain warrants to purchase Common Stock, pursuant to which the Company intends to offer (together with a private offering, on a best efforts basis, on substantially the same terms which the Company may commence in the United States) a maximum of 400 Units (with an over-allotment option covering an additional 150 Units), at a purchase price of $100,00 per Unit. A copy of the release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits.

Exhibit Number                           Title
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     99.1                   Press Release dated January 22, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         HYBRIDON, INC.

                                         By:   /s/ E. ANDREWS GRINSTEAD, III
                                               -----------------------------
                                               Name:   E. Andrews Grinstead, III
                                               Title:  Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer

                                         Date:  January 22, 1998